Neuberger Berman ETF Trust® (the “Trust”)
Neuberger Berman Carbon Transition & Infrastructure ETF (the “Fund”)
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) each dated December 18, 2023, as amended and supplemented

This supplement describes important changes affecting the Fund, a series of the Trust. As previously disclosed to shareholders, the Board of Trustees of the Trust approved a proposal to change the name, goal, principal investment strategies and other related changes. These changes were contingent upon shareholders approving a proposal to change the Fund from diversified to non-diversified and a change in the Fund’s fundamental policy on industry concentration. At the shareholder meeting on October 14, 2024, shareholders of the Fund approved both proposals as well as a proposal to change the fee structure of the Fund. Accordingly, the Fund will make the following changes to its name, goal, fee structure, principal investment strategies, portfolio managers and certain other changes as described below. As the Fund transitions to its new principal investment strategies, the Fund can be expected to depart from its current principal investment strategies from the date of this sticker until the effective date of such changes.

Effective immediately, the Fund’s new fiscal year end is October 31.

Effective November 1, 2024, the following changes will occur:

1.   New Name and Ticker Symbol

The Fund’s new name is Neuberger Berman Energy Transition & Infrastructure ETF and its new ticker symbol is NBET. All references to the prior name and ticker symbol in the Fund’s Summary Prospectus, Prospectus and SAI are replaced with the Fund’s new name and ticker symbol.

2.   New Goal
The Fund’s new goal is: “The Fund seeks total return through growth and income.” All references to the Fund’s prior goal in the Fund’s Summary Prospectus, Prospectus and SAI are replaced with the Fund’s new goal.

3.   New Fee Structure

Shareholders of the Fund approved a new fee structure for the Fund that changed the Fund’s current management agreement from a unitary fee arrangement to a separate management agreement and administration agreement.  As a result, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable.

a)	The fee table and expense example under the “Fees and Expenses” section of the Fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.64
Other expenses[2]	1.96
Total annual operating expenses	2.60
Fee waivers and/or expense reimbursement	2.05
Total annual operating expenses after fee waivers and/or expense reimbursement[3]	0.55

[1]	“Management fees” have been restated to reflect current management fees.
[2]	“Other expenses” have been restated and are based on estimated amounts for the current fiscal year due to the change in fee structure approved by the Fund's shareholders; actual expenses may vary.
[3]
The Manager has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.55% of average net assets until 4/8/2025 and 0.65% of average net assets from 4/9/2025 to 10/31/2028 and each may not be terminated during its term without the consent of the Board of Trustees. From 4/9/2025 to 10/31/2028, the Fund has agreed that it will repay the Manager for fees and expenses waived or reimbursed for the Fund provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example
The expense example can help you compare costs among funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$62	$203	$809	$2,454

b)	The first paragraph in the Fund’s prospectus under the section “Management of the Funds – Investment Manager” is deleted and replaced with the following:

Neuberger Berman Investment Advisers LLC (“Manager” or “NBIA”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to a management agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator pursuant to the management agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. With respect to Neuberger Berman Disrupters ETF and Neuberger Berman Next Generation Connected Consumer ETF, under the management agreement, the Manager bears all of its own costs associated with providing services to such Funds. In addition, the Manager has contractually agreed to pay all operating expenses of each of Neuberger Berman Disrupters ETF and Neuberger Berman Next Generation Connected Consumer ETF, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) brokerage expenses, including commissions, and other transaction costs; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to the Manager under the management agreement; (vii) securities lending expenses; (viii) litigation and tax reclaim expenses; (ix) indemnification expenses; and (x) any expenses determined to be extraordinary expenses by the Board. With respect to Neuberger Berman Energy Transition & Infrastructure ETF, the investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager carries out its duties subject to the policies established by the Board of Trustees. Together, the Neuberger Berman affiliates manage approximately $481 billion in total assets (as of 6/30/2024) and continue an asset management history that began in 1939.

c)	The sixth paragraph in the Fund’s Prospectus under the section “Management of the Funds – Investment Manager” is deleted and replaced with the following:

Effective November 1, 2024, the Fund will pay the NBIA a fee at the annual rate of 0.55% of the Fund’s average daily net assets for investment advisory services and the Fund will pay NBIA a fee at the annual rate of 0.09% of the Fund’s average daily net assets for administrative services provided to the Fund.

d)	The eleventh paragraph in the Fund’s Prospectus under the section “Management of the Funds – Investment Manager” is deleted and replaced with the following:

For each of Neuberger Berman Disrupters ETF and Neuberger Berman Next Generation Connected Consumer ETF, NBIA has contractually undertaken to waive its management fee by 0.10% of the Fund’s average daily net assets until 4/8/2025.

e)	The reference to the Fund is deleted in the first paragraph of the “Investment Management and Administration Services - Investment Manager and Administrator” section of the Fund’s SAI and a reference to the Fund is added to the seventh, ninth, tenth and eleventh paragraphs of the “Investment Manager and Administrator” section of the Fund’s SAI.

f)	The first paragraph of the “Investment Management and Administration Services - Management and Administration Fees” section of the SAI is deleted and replaced with:

For investment management services, Neuberger Berman Energy Transition & Infrastructure ETF pays NBIA a fee at the annual rate of 0.55% of the Fund’s average daily net assets.

g)	A reference to the Fund is added to the seventh paragraph of the “Investment Management and Administration Services - Management and Administration Fees” section of the Fund’s SAI.

h)	The reference to the Fund is deleted from the first paragraph of the “Investment Management and Administration Services - Fee Waivers” section of the Fund’s SAI.

i)	The following is added as the third and fourth rows of the table after the first paragraph in the “Investment Management and Administration Services - Contractual Expense Limitation” section of the Fund’s SAI:

Fund	Limitation Period	Expense Limitation
Energy Transition & Infrastructure ETF	11/1/2024-4/8/2025	0.55%
	4/9/2025-10/31/2028	0.65%

4.   New Principal Investment Strategies

The “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies.

The Fund invests a significant portion of its assets in energy transition companies, which it considers to be those companies operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”), MLPs that are taxed as C-corporations, MLP affiliates, such as midstream C-corporations, (MLP affiliates), and companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission, and petroleum and natural gas storage in the petroleum, natural gas, and power generation industries. The Fund may also invest in growth-oriented utilities and power companies, as well as utility-scale renewable energy infrastructure companies, such as companies involved with solar farms, wind farms, hydro power and nuclear power, and companies that operate in any aspect of the utilities, renewable and natural resources industries and sectors. These may include companies involved in exploration and production of natural resources, refining and marketing of natural resources, coal and metals mining, oilfield services, drilling, integrated natural gas midstream services, transportation and storage of natural resources, shipping, chemicals, electricity generation and distribution, and renewable resources.

The balance of the Fund’s assets that satisfy the 80% test above will be invested in infrastructure companies, which it considers to be companies that own, operate, or are involved in the development, production, distribution, transportation, or servicing of industrial materials (including electrical equipment, machinery, chemicals, construction materials and equipment, steel, and timber), energy (including pipelines, natural gas and liquefied natural gas exports), utilities, clean energy and renewable energy (including power generators, equipment suppliers, electric utilities and multi-utilities), real estate investments (including warehouses, water, sewer and logistical facilities), and telecommunication networks (including cell towers, data centers and internet providers).

The Fund may invest in companies of any market capitalization, credit quality, industry or sector. Although energy transition and infrastructure companies may be found in any industry or sector, the Fund will concentrate its investments in companies operating in the oil, gas and consumable fuels industry. The Fund may also directly invest up to 25% of its total assets in equity securities of certain MLPs treated as publicly-traded partnerships.

The Fund may invest in both U.S. and foreign companies, including securities denominated in a non-U.S. currency and securities and other instruments issued by U.S. and Canadian income and royalty trusts. The Fund may also invest in other investment companies and money market funds.  The Fund also may invest up to 20% of its net assets in securities that are not energy transition or infrastructure related, such as common and preferred equity securities.

The Portfolio Managers utilize proprietary research and fundamental quantitative and qualitative analysis in identifying investment opportunities for the Fund. The Portfolio Managers seek to identify energy transition and infrastructure companies that they believe have one or more of the following: a history of increasing distributions, stable and reliable cash flows and transparency into future earnings potential, strong financials, management teams that demonstrate visibility in cash flows for equity holders, low correlation to commodity prices, and multi-year contracts that typically charge flat inflation adjusted fees to produce steady payments. While the Fund currently expects to emphasize midstream investments, the Fund may invest in other areas of the natural resources industry (including companies engaged in “upstream” or “downstream” production activities) or in non-energy securities.  “Midstream investments” generally include companies primarily engaged in activities such as the transportation (including marine), storage, gathering, and processing, distributing or marketing of natural resources. “Upstream” production activities generally include the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids and other resources. “Downstream” production activities generally include the refining and distribution of natural gas liquids and crude oil and other resources.

The Portfolio Managers follow a disciplined selling strategy and may sell a position for a variety of reasons, including if a company fails to perform as expected, exhibits deteriorating fundamentals, to accommodate a more compelling investment opportunity, if the Portfolio Managers deem a position to be overvalued or when there are changes to macroeconomic factors, markets, sectors and/or the company that would alter the Portfolio Managers’ assumptions about the company. The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund.

The Fund will not change its strategy of normally investing at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

5.   Additional Principal Investment Risks
The following risks are added to the Fund’s “Principal Investment Risks” section of the Fund’s Summary Prospectus and Prospectus and “Additional Information about Principal Investment Risks” section of the Fund’s Prospectus:

Energy Transition Risk. Energy transition companies may be more volatile than more established companies. These companies may be dependent on government regulation and subsidies related to transitioning to the use of more renewable energy sources. If government subsidies and incentives for transitioning to using more renewable energy sources are reduced or eliminated, the demand for the services provided by energy transition companies may be negatively impacted. In addition, changes in U.S., European and other governments’ policies towards the use of renewable energy sources, such as electric vehicles, and power sources, such as solar, wind and hydrogen, may have an adverse impact on these companies. These investments may be negatively impacted by industrial accidents; natural phenomena such as weather conditions, floods, rockslides and earthquakes; changes in fuel and power costs and potential fuel and power shortages; shortages of and cost of supplies, labor costs, shortages or strikes, civil unrest; reduced availability of renewable energy sources; slowdowns in new construction; and threats of attack by terrorists on renewable energy assets. Energy transition companies may be small, have a limited operating history, limited resources and may never operate profitably without government or regulatory support. In addition, new and emerging technologies may have a significant impact on these companies, which may not be possible to predict.

Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. MLPs involve certain other risks, including risks related to limited control and voting rights on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the Fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the Fund’s shares.

The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Master Limited Partnership Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP investment being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

The Fund must limit its investments in MLPs that are qualified publicly traded partnerships to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its tax status as a regulated investment company (“RIC”).

Cash distributions received by the Fund from MLPs may not correspond to the amount of income allocated to it by the MLPs in any given taxable year. If the amount of income allocated to the Fund exceeds the amount of cash received by the Fund from such MLPs, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. On the other hand, if the amount of cash received by the Fund from MLPs exceeds the income allocated to the Fund, the Fund’s distribution of such excess cash could be a return of capital to shareholders. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund.

The Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.

Natural Resources Risk. Investments related to natural resources (including MLPs) may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.  In addition, interest rates, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; international economic developments, energy conservation, tax and other government regulations (both U.S. and foreign) can affect the profitability and value of securities issued by these companies. Additionally, natural resource investments are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for these companies may adversely impact their profitability. These types of companies have historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole.

Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry: The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of commodities and, in particular, fuel, and can be highly volatile. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this industry are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the prices of fuel, resulting in volatility for companies in the industry. A significant portion of revenues of companies in the industry may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may adversely impact companies in the industry.

6.   Change to Distribution Frequency

The first paragraph under the “Your Investment - Distributions and Taxes” section of the Fund’s Prospectus is deleted and replaced with the following:

Distributions —Each Fund pays out to its shareholders any net investment income and net realized capital and foreign currency gains. Ordinarily, Neuberger Berman Disrupters ETF and Neuberger Berman Next Generation Connected Consumer ETF make distributions once a year (normally in December). Neuberger Berman Energy Transition & Infrastructure ETF typically distributes any net investment income quarterly. Net realized capital gains and gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

7.   New Portfolio Managers

(a)	The first paragraph under the “Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

The Fund is managed by Douglas Rachlin (Managing Director of the Manager), Paolo Frattaroli (Managing Director of the Manager), and Robert Russo (Managing Director of the Manager). They have managed the Fund since November 2024.

(b)	The “Management of the Fund – Portfolio Managers” section of the Fund’s Prospectus is deleted and replaced with the following:

Neuberger Berman Energy Transition & Infrastructure ETF.
Douglas Rachlin, is a Managing Director of the Manager. Mr. Rachlin joined the firm in 2005 and has been a Portfolio Manager of the Fund since November 2024.
Paolo Frattaroli, is a Managing Director of the Manager. Mr. Frattaroli joined the firm in 2006 and has been a Portfolio Manager of the Fund since November 2024.
Robert Russo, is a Senior Vice President of the Manager Mr. Russo joined the firm in 2005 and has been a Portfolio Manager of the Fund since November 2024.

8.   Change to a Non-Diversified Fund

The thirteenth paragraph of the “Investment Information” section of the Fund’s SAI is deleted and replaced with the following:

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.” Neuberger Berman China Equity ETF, Neuberger Berman Disrupters ETF, and Neuberger Berman Energy Transition & Infrastructure ETF operate as non-diversified investment companies. Neuberger Berman Commodity Strategy ETF, Neuberger Berman Global Real Estate ETF, and Neuberger Berman Next Generation Connected Consumer ETF operate as diversified investment companies.

9.   Change to Industry Concentration Policy in the SAI

The sixth paragraph of the “Investment Information - Investment Policies and Limitations” section of the Fund’s SAI is deleted and replaced with the following:

4. Industry Concentration (Neuberger Berman Energy Transition & Infrastructure ETF). The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority; except that the Fund will invest greater than 25% of its total assets in the aggregate in companies conducting their principal business in the oil, gas and consumable fuels industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

The date of this supplement is October 15, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com